Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Transnational Industries, Inc. (the "Company") on Form 10-KSB/A-1 for the fiscal year ended ended January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jonathan A. Shaw, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Jonathan A. Shaw
--------------------
Jonathan A. Shaw
President and Chief Executive Officer

Dated: May 21, 2004

This certification is made solely for the purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.